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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-44635, 333-47913, 333-61299, 333-64361,
333-65621, and 333-67075) of Information Advantage, Inc. of our report dated March 3, 1999 appearing in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Minneapolis, Minnesota

April 26, 1999